Accounts Receivable, Net - Summary of Accounts Receivable, Net (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Accounts Receivable, after Allowance for Credit Loss, Current [Abstract]
Accounts receivable	¥ 161,520	$ 22,129	¥ 166,612
Allowance for doubtful accounts	(103,340)	(14,158)	(131,826)	¥ (115,380)	¥ (69,417)
Total	¥ 58,180	$ 7,971	¥ 34,786